SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

DOVER CORPORATION

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE		53-0257888
(State or Other Jurisdiction	1-4018	(I.R.S. Employer
of Incorporation)	(Commission File Number)	Identification No.)

280 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)

(212) 922-1640
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          On March 14, 2008, Dover Corporation (the “Company”) expects to issue $350 million aggregate principal amount of 5.45% notes due 2018 (the “2018 Notes”) and $250 million aggregate principal amount of 6.60% notes due 2038 (the “2038 Notes” and, collectively with the 2018 Notes, the “Notes”). The Notes will be issued under an indenture dated as of February 8, 2001 entered into between the Company and The Bank of New York, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company National Association) (the “Trustee”), as amended and supplemented by a first supplemental indenture dated as of October 13, 2005 between the Company and the Trustee, and a second supplemental indenture dated as of March 14, 2008 (the “Second Supplemental Indenture”) between the Company and the Trustee.

          In connection with the issuances of the Notes, on March 11, 2008, the Company entered into a pricing agreement (the “Pricing Agreement”) with J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”). The provisions of the underwriting agreement dated March 11, 2008 between the Company and the representatives (the “Underwriting Agreement”) are incorporated by reference into the Pricing Agreement.

          The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-149629) and a related preliminary prospectus supplement dated March 11, 2008, prospectus supplement dated March 11, 2008 (the “Prospectus Supplement”) and the Company’s prospectus dated March 11, 2008 (together with the Prospectus Supplement, the “Prospectus”). The material terms of the Notes are described in the Prospectus.

          Interest on the Notes is payable semi-annually on March 15 and September 15, commencing September 15, 2008, to holders of record on the preceding March 1 or September 1, as the case may be. Interest on the Notes will accrue from March 14, 2008. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          The 2018 Notes will mature on March 15, 2018 and the 2038 Notes will mature on March 15, 2038.

          The Notes will be the Company’s senior unsecured debt obligations and will rank on parity with all of its other senior unsecured indebtedness.

          In connection with the offering, Joseph W. Schmidt, Esq., the Company’s Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Notes attached to this report as Exhibit 5.1.

          For a complete description of the terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to such agreements, the Second Supplemental Indenture, the form of 2018 Note and the form of 2038 Note, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) The following exhibits are filed as part of this report:

          Exhibit 1.1       Underwriting Agreement, dated March 11, 2008, between Dover Corporation and, as to the issuance and sale of the
                                   Notes, the Underwriters

Exhibit 1.2	Pricing Agreement, dated March 11, 2008, between Dover Corporation and the Underwriters

Exhibit 4.1	Second Supplemental Indenture, dated March 14, 2008, between Dover Corporation and the Trustee

Exhibit 4.2	Form of Global Note representing the 5.45% Notes due 2018 ($350,000,000 aggregate principal amount)

Exhibit 4.3	Form of Global Note representing the 6.60% Notes due 2038 ($250,000,000 aggregate principal amount)

Exhibit 5.1	Opinion of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes

Exhibit 23.1	Consent of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2008	DOVER CORPORATION (Registrant)

By: /s/ Joseph W. Schmidt Joseph W. Schmidt, Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit

1.1	Underwriting Agreement, dated March 11, 2008, between Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters

1.2	Pricing Agreement, dated March 11, 2008, between Dover Corporation and the Underwriters

4.1	Second Supplemental Indenture, dated as of March 14, 2008, between Dover Corporation and the Trustee

4.2	Form of Global Note representing the 5.45% Notes due 2018 ($350,000,000 aggregate principal amount)

4.3	Form of Global Note representing the 6.60% Notes due 2038 ($250,000,000 aggregate principal amount)

5.1	Opinion of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of
Dover Corporation, with respect to legality of the Notes

23.1	Consent of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of
Dover Corporation (set forth in Exhibit 5.1)